Exhibit 99.1

Monmouth Real Estate Investment Corporation

BELL WORKS

101 CRAWFORDS CORNER ROAD

SUITE 1405

HOLMDEL, NEW JERSEY 07733

A Public REIT Since 1968

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INTERNET:	(732) 577-9996	EMAIL:
www.mreic.reit	FAX: (732) 577-9981	mreic@mreic.com

FOR IMMEDIATE RELEASE	April 30, 2020
Contact: Becky Coleridge
732-577-9996

Monmouth Real Estate Investment Corporation Announces
2020 Annual Meeting of Stockholders to be held on
May 14, 2020 WILL BE HELD IN VIRTUAL FORMAT ONLY

Holmdel, New Jersey, April 30, 2020 . . . . . . . Monmouth Real Estate Investment Corporation (NYSE:MNR) today announced that, as a result of the public health threat caused by COVID-19 in the United States and to support the health and safety of employees, stockholders, directors and its community, its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will be held solely by means of remote communication, via live audio webcast, at its originally-scheduled date and time at 4:00 p.m., Eastern Daylight Time, on May 14, 2020. This year, stockholders will not be able to physically attend the Annual Meeting, but stockholders attending the Annual Meeting virtually will have opportunities to vote and ask questions equivalent to in-person meetings of stockholders.

To attend the virtual Annual Meeting, stockholders must register in advance at http://viewproxy.com/mreic/2020 by 11:59 p.m., Eastern Daylight Time, on May 11, 2020.

Information regarding how to register to attend the virtual Annual Meeting, how to attend the virtual Annual Meeting online and other information regarding the change to the format of the annual meeting can be found in the proxy supplement filed by Monmouth with the Securities and Exchange Commission on April 30, 2020. The proxy materials for the Annual Meeting, including the supplement filed on April 30, 2020, are available at www.proxyvote.com or at the Company’s website at www.mreic.reit.

Although the Annual Meeting will be held in a virtual-only format this year, Monmouth remains committed to stockholder engagement and currently intends to return to an in-person annual meeting for future stockholder meetings under normal circumstances.

About Monmouth Real Estate Investment Corporation

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 116 properties, containing a total of approximately 23 million rentable square feet, geographically diversified across 30 states. In addition, the Company owns a portfolio of REIT securities.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, intentions, plans, objectives, goals, strategies, future events, performance and underlying assumptions and other statements that are not historical facts. You can identify forward-looking statements by their use of forward-looking words, such as “may,” “will,” “anticipate,” “expect,” “believe,” “intend,” “plan,” “should,” “seek” or comparable terms, or the negative use of those words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company. Some of these factors are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and its other periodic reports filed with the Securities and Exchange Commission, which are accessible on the Securities and Exchange Commission’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the filings. These and other risks, uncertainties and factors could cause the Company’s actual results to differ materially from those included in any forward-looking statements it makes. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect it. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements, as events described or implied in such statements may not occur.

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